execution version
 Exhibit 10.3

AMENDMENT #5 TO THE RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT
This AMENDMENT #5 TO THE RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT (this "Amendment No. 5") is entered into and made effective as of the 27th day of June, 2014 (the "Amendment No. 5 Effective Date") by and between Isis Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at 2855 Gazelle Court, Carlsbad, CA 92010 ("Isis"), and Glaxo Group Limited, a company existing under the laws of England and Wales, having its registered office at 980 Great West Road, Brentford London TW8 9GS, United Kingdom ("GGL"), and GlaxoSmithKline Intellectual Property Development Limited,  a company existing under the laws of England and Wales, having its registered office at 980 Great West Road, Brentford London TW8 9GS, United Kingdom ("GSK IPDL"). GGL and GSK IPDL are referred to together as "GSK".  Isis and GSK are each referred to herein by name or as a "Party" or, collectively, as "Parties."
RECITALS
Whereas, Isis and GGL are parties to the Research, Development and License Agreement dated March 30, 2010, as amended (the "Agreement") and (to the extent applicable) GGL has sub-licensed its rights under the Agreement to GSK IPDL;
Whereas, Isis and GSK are Developing the molecule known as [***] under the Collaboration Program focused on [***] (the "[***] Program"); and
Whereas, Isis and GSK desire to amend certain terms of the Agreement solely with respect to the [***] Program, and to amend the activities being conducted under the [***] Program to include work on [***] ASOs discovered by Isis that bind to [***] and [***] (the "[***] Compounds");
WHEREAS, Isis and GSK wish to conduct research and development activities to identify and advance, [***], an [***] on the terms and conditions set forth herein.
Now, therefore, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and solely with respect to the [***] Program, the Parties, intending to be legally bound, do hereby agree as follows:
Capitalized terms used but not defined herein will have the meaning ascribed to such terms in the Agreement.
1.
Amendment of Activities under [***] Program. The [***] Program is hereby amended to include work on the compounds listed on Appendix 4 attached hereto (each, a "Research Lead") which (unless excluded under Section 11(a) of this Amendment No. 5) are acknowledged to be Compounds under the [***] Program.

2.
***] DC Development Plan.  The initial Development plan for the potential [***] DC is attached hereto as Appendix 1.  After the selection of the [***] DC in accordance with Section 3 of this Amendment No.5, GSK will promptly provide Isis with an updated Development plan for the [***] DC, and thereafter will update such Development plan on at least [***] basis until such time as the [***] Option is exercised (or otherwise expires).  After Option exercise, GSK will provide updates as required under Section 4.3.2 and Section 4.3.3 of the Agreement.

3.
Research Activities; Selection of [***] DC.   Isis will use Commercially Reasonable Efforts to conduct the [***] DC Confirmation Activities set out in Column 3 of Appendix 2 attached hereto, with the goal of achieving the [***] DC Criteria, as follows:

a.
Isis will use Commercially Reasonable Efforts to complete a study testing [***] (as further described and in accordance with Column 3 of Appendix 2 of this Amendment No.5) to provide [***] (the "Research Lead Study").

b.
Once the Research Lead Study has been completed, Isis will provide GSK written notice thereof, including a summary of the results of the Research Lead Study (such notice and summary the "Research Lead Data Package").  Within [***] ([***]) days of its receipt of the Research Lead Data Package, GSK will designate [***] (the "Prioritized Lead") to advance as described in Section 3.c. of this Amendment No. 5.

c.
For the Prioritized Lead, Isis will use Commercially Reasonable Efforts to complete (i) [***], and (ii) [***], (all as further described and in accordance with Column 3 of Appendix 2 of this Amendment No.5) such [***] to be agreed and finalized in advance by the JSC (the "Prioritized Lead Studies").  Once the Prioritized Lead Studies have been completed, Isis will provide the JSC written notice thereof, including the data and results of the Prioritized Lead Studies (the "Prioritized Lead Data Package").  Within [***] days of its receipt of the Prioritized Lead Data Package, [***] will determine whether the Prioritized Lead meets the applicable criteria for designating a development candidate under Column 3 of Appendix 2 (the "[***] DC Selection Criteria").  Unless within such [***] day period [***] determines (or by written notice GSK informs Isis that) the Prioritized Lead has not met the [***] DC Selection Criteria, then the Prioritized Lead will be the [***] DC.  If within such [***] day period [***] determines (or by written notice GSK informs Isis that) the Prioritized Lead has not met the [***] DC Selection Criteria, then within [***] days of such determination, GSK may designate an additional Research Lead as a Prioritized Lead, and Isis and GSK will repeat the process set forth in this Section 3.c. of this Amendment No. 5 until the earlier of the date (y) an [***] DC is designated, or (z) each Research Lead has been tested in the studies set forth in this Section 3.c of this Amendment No. 5, but no such Research Lead has been designated an [***] DC.  If the Parties do not designate an [***] DC under this Section 3.c. of this Amendment No. 5 then, unless otherwise mutually agreed to by the Parties in writing, no Compound will be an [***] DC and Isis will have no further obligations under this Amendment No. 5.

d.	Isis will be responsible for all costs and expenses associated with the studies under this Section 3 of this Amendment No. 5.
4.	[***] DC Development Activities Conducted by Isis and Paid for by GSK.
a.	Isis' Manufacturing Responsibilities; CMC Characterization.
i.
Isis will manufacture [***] of API for the Research Lead known as [***], to generate [***] of API.  Isis will begin such activities within [***] ([***]) Business Days of Isis' receipt of the $[***] payment under clause (i) of Section 4.c. of this Amendment No. 5.  Such API will be manufactured in accordance with cGMP and [***].  In addition, Isis will formulate an amount of such API into drug product that is sufficient (but no more than is necessary) to conduct the [***] and the [***] for the [***] DC, and which meets the requirements of cGLP.  As soon as reasonably practicable (and using Commercially Reasonable Efforts  to meet such timeframe as necessary to meet the scheduled start of the [***] as agreed between the Parties), Isis will deliver such drug product to the CRO, and deliver the remaining quantity of API to GSK, in each case [***].  GSK will pay Isis for its [***] to manufacture such API and drug product (subject to the principles set out in Section 4(a)(ii) below with respect to failed batches) as set out in Rows A and B of Appendix 3 attached hereto, which include the actual cost charged by its appointed Third Party contract manufacturing organization to perform the conjugation work for such API and Isis' [***].

ii.
If Isis encounters any difficulties or hazards during the  manufacture of such API that prevents Isis from successfully manufacturing API that meets the requirements of Section 4(a)(i) above with respect to quality and quantity, Isis will notify GSK within [***] days of such failure and will use Commercially Reasonable Efforts to manufacture a replacement batch of API, such that the CRO receives the formulated API in accordance with the requirements of Section 4(a)(i) above as close to the originally-scheduled delivery date as possible.  For any such failed batch, the cost of the manufacture incurred by Isis will be [***] as follows:  [***]; and, to the extent [***], [***]; except, that [***].  Any such [***] under Section 4.a.i of this Amendment No. 5.

iii.
Isis will also use Commercially Reasonable Efforts to [***] (and perform the related [***] for the [***] for the [***] for the [***] DC.  GSK will pay Isis for its internal FTE costs reasonably estimated to conduct such activities which have been calculated in accordance with [***] set out in Section 4(d) of this Amendment No. 5 and included in the costs outlined in Row A of Appendix 3 hereto.

iv.
Isis and GSK will agree to a technology transfer plan and schedule pursuant to which Isis will provide to GSK (or to a Third Party manufacturer selected by GSK and reasonably agreed to by Isis) a technology transfer under Section 4.2.1 of the Agreement solely to the extent necessary to enable GSK to fulfill its obligations to Develop the [***] DC under Section 5 of this Amendment No. 5 prior to the [***] Option Deadline (including use of the API and formulated product supplied by Isis according to this Amendment No.5), and solely for the sole purpose of Developing the [***] DC.  Isis will provide such transfer in a timely manner to facilitate GSK's activities in accordance with the [***] DC Development plan.   If GSK believes in good faith that additional API for the [***] DC is necessary for GSK to fulfill its obligations to Develop the [***] DC under Section 5 of this Amendment No. 5, then GSK will provide Isis written notice thereof, and the technology transfer plan will be expanded accordingly by mutual agreement.  Isis will provide the first [***] ([***]) hours of such technology transfer [***], and thereafter GSK will pay Isis for [***] and any out-of-pocket costs to perform such activities ([***] in accordance with the principles set out in Section 4(d) of this Amendment No. 5). Isis will provide GSK an [***] GSK pursuant to this Section 4(a)(iv) in advance of initiating such activities.  Until GSK approves the estimated cost to perform such an activity, Isis will not incur such cost and Isis will not be obligated to perform such activity.

v.
At GSK's request, Isis will use its Commercially Reasonable Efforts to refer the conduct of [***] for the [***] and [***] for the [***] DC manufactured by Isis to an established contract research organization Isis uses to perform such work; provided GSK will be solely responsible for managing such studies and the cost of such studies.

vi.
If a Compound that is not [***] is designated as the [***] DC, then at the same time as such designation, GSK will (i) pay Isis the Remaining Payment Due under Section 4.c (iii) of this Amendment No. 5 related to [***], and (ii) notify Isis if GSK intends to manufacture the API and drug product for such [***] DC itself or if GSK intends Isis to manufacture such API and drug product for such [***] DC.  If GSK notifies Isis that GSK intends Isis to manufacture such API for such [***] DC, then at GSK's expense, as soon as reasonably practicable Isis will manufacture [***] of the API and related drug product for such [***] DC under the same terms and conditions as set forth in Section 4.a. of this Amendment No. 5 by adding such [***] DC to Isis' then existing queue for manufacturing compounds at Isis' facility [***] and the Parties will adjust the planned start of the [***] and [***] accordingly.

b.
[***].  Following [***], Isis will contract for the conduct of [***] and the [***] under the initial [***] DC Development Plan with an established contract research organization (the "CRO") consistent with the requirements of Section 4.1.7 and other applicable terms of the Agreement (with respect to sub-contracting), and will monitor the performance of such [***] by such CRO, including compliance with all Applicable Law.  GSK will pay Isis for all of [***] and [***], as set out in Row D of Appendix 3.

Isis will also use Commercially Reasonable Efforts to [***] for the [***] DC.  GSK will pay Isis [***].
Isis will provide GSK an estimate of all such costs to be charged to GSK pursuant to this Section 4(b) in advance of initiating such activities.  Until GSK approves the estimated cost to perform such an activity, Isis will not incur such cost and Isis will not be obligated to perform such activity.  Isis currently estimates that it will use [***] to conduct the work under this Section 4.b. of this Amendment No. 5.  For clarity, Isis will only be required to conduct the activities under this Section 4.b for [***].
c.
Payment by GSK.  GSK will pay Isis for the activities under this Section 4 in accordance with the amounts set forth in Appendix 3 attached hereto, as follows, (i) with respect to the payments due under Section 4(a) of this Amendment No. 5, upon [***], Isis will issue an invoice to GSK for $[***] (being the total amount due under the Initial Payment Column for Rows A, B and C of Appendix 3), and GSK will pay such invoice within [***] ([***]) Business Days following receipt of such invoice by GSK, (ii) with respect to the payments due under Section 4(b) of this Amendment No. 5, upon [***], Isis will invoice GSK for [***]% of the [***] and [***]% of the [***] to conduct the work under Section 4.b of this Amendment No. 5 (as described in the Initial Payment Column of Row D of Appendix 3), and GSK will pay such invoice within [***] ([***]) days of receipt of such invoice by GSK, and (iii) upon the occurrence of the applicable "Event Triggering Remaining Payment" listed on Appendix 3 for the relevant activity, Isis will issue an invoice to GSK for the balance of any remaining payment due in respect of such activity as shown in the Remaining Payment Due column of Appendix 3, and GSK will pay such invoice within [***] ([***]) days of receipt of such invoice by GSK; provided always that in the case of remaining payments under this sub-section  (iii)  of this Section 4(c), such payments will only be due from GSK to Isis to the extent that [***].

d.
FTEs.  With respect to activities under this Amendment No. 5 that require GSK to reimburse Isis FTE costs, Isis will [***], and the then applicable [***] will apply. Isis' applicable [***] for the 2014 Calendar Year is $[***].

5.	GSK's Manufacturing and Development Responsibilities.
a.
Except as expressly set forth in Section 3 and Section 4 of this Amendment No. 5, without prejudice to GSK's obligations under Section 4.3 of the Agreement, as from the Amendment No.5 Effective Date until such time as GSK exercises its Option to the [***] Program (or until such Option expires), and provided Isis has fulfilled its obligations under Section 4.a and Section 4.b of this Amendment No. 5 (to the extent necessary for GSK to perform its obligations), GSK will use Commercially Reasonable Efforts to conduct all activities related to [***] the [***] DC, including but not limited to (i) [***] and [***] for the [***], (ii) [***], including the [***], (iii) [***], (iv) [***].  GSK will be responsible for all costs and expenses associated with the activities under this Section 5.  Following GSK's exercise of its Option to the [***] Program, GSK's Development and Commercialization obligations shall be as set forth in Section 4.3 of the Agreement.

b.
Commitment to Develop [***] DC. Without limiting GSK's obligations under Section 2.2 of the Agreement and except as otherwise required for GSK to fulfil its obligations under the Agreement or as otherwise requested by Isis, prior to GSK's exercise of its Option to the [***] Program, GSK will [***] without Isis' prior written consent.

c.
Development of Alternative [***] DC.  If based on the results of the [***] or the [***] for the first [***] DC, GSK in good faith (acting in accordance with its Commercially Reasonable Efforts) determines Development of such [***] DC should be terminated, GSK may terminate the Development of such [***] DC by providing Isis a written notice thereof within [***] ([***]) days following the completion of the [***] of such [***], or completion of the [***] (as applicable).  In such case, the Parties will, as soon as reasonably practicable, hold a meeting of the JSC to discuss the merits of Developing a different Research Lead.  Within [***] ([***]) days following such meeting of the JSC (or, in any event if the JSC has not met within [***] ([***]) days of the termination notice from GSK), GSK may provide Isis a written notice designating a Research Lead as a replacement [***] DC, in which case (i) such Research Lead will be the [***] DC, (ii) Isis will have no obligation to research, Develop or Manufacture such [***] DC, and (iii) GSK will use Commercially Reasonable Efforts to Develop such [***] DC up through the [***] Option Deadline [***].

6.	Safety Reporting; Data Integrity.
a.
Safety Reporting.  GSK will report to Isis any serious adverse events (SAEs) and suspected unexpected serious adverse reactions (SUSARs) under any Clinical Study for the [***] DC being conducted by or on behalf of GSK prior to the date of [***] Option exercise, strictly in accordance with the timelines set out in the Safety Data Exchange Agreement (such timelines to ensure that each Party is able to meet all applicable legal and regulatory obligations in line with its own respective internal processes).  In addition, GSK will provide Isis with [***] and [***] regarding adverse events and material lab findings under any Clinical Study for the [***] DC being conducted by or on behalf of GSK prior to the date of [***] Option exercise.

b.
Safety Data Exchange Agreement (or equivalent).  As soon as reasonably practicable following the Amendment No. 5 Effective Date, and in any event no later than [***] days prior to the expected start of the first Clinical Study of the [***] DC (or such other date as may be agreed between the Parties), the pharmacovigilance representatives of each of Isis and GSK will meet and determine the appropriate approach to be taken for the collection, review, assessment, tracking, exchange and filing of information related to adverse events and safety data associated with a [***] DC during the period prior to GSK's exercise of its Option to the [***] Program, based on the activities being conducted by each Party under the Agreement and this Amendment No.5. Such approach will be documented between the Parties in writing in a separate safety data exchange agreement (to the extent such agreement is necessary) or other appropriate documentation, which will control with respect to the subject matter covered therein. Such documentation will be in accordance with, and will enable the Parties to fulfill, local and international regulatory reporting obligations to Regulatory Authorities and other Applicable Law as well as to meet their own respective internal policy requirements.  After GSK's exercise of its Option to the [***] Program, the Parties will wind-down and discontinue the activities provided for under any such arrangements, but GSK will continue to provide Isis the cooperation and information described in Section 4.4.1 of the Agreement as it relates to the [***] Program.

c.
Isis  Database.  Notwithstanding the fact that GSK has not exercised its Option for the [***] Program, GSK will provide Isis the cooperation and information described in Section 4.4.1 of the Agreement as it relates to activities undertaken by GSK in relation to the [***] DC prior to the date of [***] Option exercise.

d.
Data Integrity.  GSK agrees that it will carry out its activities under the [***] Program and collect and record any data generated therefrom in a manner consistent with Good Data Management Practices.  Prior to GSK's exercise of its Option for the [***] Program, GSK will, upon reasonable request by Isis permit review of relevant notebooks and records in GSK's possession or control by Isis during normal business hours.

7.	Option.
a.
Once Isis has obtained the data generated under the statistical analyses plan for the Phase 2 PoC Trial for [***], Isis will provide GSK with (i) a notice from Isis that the PoC Trial is completed, and (ii) the Phase 2 PoC Data Package for [***] (such notice and package, the "[***] PoC Trial Completion Package") in accordance with Section 3.1 of the Agreement.  Once the data are generated under the statistical analysis plan for the Phase 2 PoC Trial for the [***] DC, GSK will notify Isis and provide a copy of the data package through the JSC.   GSK will provide written notice to Isis of its decision whether to exercise its Option to the [***] Program on or before 5:00 p.m. (US Eastern time) on the [***] day following the earlier of (y) GSK's receipt of the [***] PoC Trial Completion Package, and (z) the data are generated under the statistical analyses plan for the Phase 2 PoC Trial for the [***] DC (the "[***] Option Deadline").  If GSK does not provide written notice to Isis of GSK's exercise of the Option for the [***] Program before the [***] Option Deadline, then GSK's Option to the [***] Program will expire and, subject to Section 5.10 of the Agreement, Isis will be free to Develop and Commercialize any Compounds that had been  included in the [***] Program on its own or with a Third Party and, except as specified in Section 5.10 of the Agreement, GSK will have no further rights to the [***] Program (including all Compounds included therein) and [***] will no longer be a Collaboration Target. For the avoidance of doubt, if GSK exercises its Option for the [***] Program, then the license granted to GSK pursuant to Section 4.1 of the Agreement will include all Compounds within the [***] Program, including the Research Leads, but will not include any Compounds that are excluded under Section 11 of this Amendment No. 5.

b.
Early Exercise of an Option. For the avoidance of doubt, notwithstanding anything to the contrary in this Amendment No. 5 or in the Agreement, GSK will have the right to exercise its Option for the [***] Program at any time prior to the [***] Option Deadline.

8.	Financial Provisions. The following revised financial provisions will apply solely to the [***] Program:
a.
Upfront Payment. Upon execution of this Amendment No. 5, in consideration for the amended scope of activities under the [***] Program described in this Amendment No.5, Isis will issue to GSK an invoice for, and GSK will pay to Isis within [***] ([***]) Business Days following the receipt of such invoice for, a payment equal to $[***] ([***] US Dollars).

b.
Milestone Payments for First Achievement of Development Milestone Event. Solely with respect to Compounds under the [***] Program that first achieve a Development Milestone Event as a result of activities by or on behalf of GSK or its Affiliates or Sublicensees, Table 3 set forth in Section 5.6.1 (Milestone Payments for First Achievement of Development Milestone Event) of the Agreement is hereby deleted in its entirety and replaced with Table 3A below.

Table 3A
Development Milestone Events for the [***] Program	Milestone Payment 1st Indication	Milestone Payment 2nd Indication
[***]	$[***] ([***])	$[***]
[***]	$[***] ([***])	$[***]
[***]	$[***]	$[***]
[***]	$[***] ([***])	$[***]
[***]	$[***]	$[***]
[***]†	$[***]	$[***]
[***]†	$[***]	$[***]
[***]	$[***]	$[***]
[***]††	$[***]	$[***]
[***]††	$[***]	$[***]
[***]†††	$[***]	$[***]
[***]	$[***]	$[***]
Total Development Milestone Payments for the [***] Program	$[***]	$[***]

†  In the unlikely event that the [***] with a [***] DC is achieved prior to the [***] by [***], GSK will pay a total of $[***] at the time that the [***] with a [***] DC is achieved, consisting of the $[***] milestone payment and the $[***] with the [***] DC milestone payment.
†† For clarity with respect to this Milestone Event, "[***]" by the applicable Regulatory Authority in [***] (or any other [***] such as [***] or the [***]) of the equivalent of [***] in [***] (or any other [***] such as [***] or the [***]) will satisfy the requirements for achievement of this Development Milestone Event.
††† For clarity with respect to this Milestone Event, "[***]" by the applicable Regulatory Authority in [***] (or any other [***] such as [***] or the [***]) of the equivalent of [***] in [***] (or any other [***] such as [***] or the [***]) will satisfy the requirements for achievement of this Development Milestone Event.
Except as expressly set forth in Section 5.6.2 of the Agreement (as Section 5.6.2 of the Agreement relates to Compounds that are not [***] or the [***]), each milestone set forth in Table 3A above will be paid only once for the [***] Program upon the first achievement of the Milestone Event, regardless of the number of Licensed Compounds, Follow-On Compounds or Licensed Products resulting under the [***] Program.
For avoidance of doubt, except as expressly amended by this Amendment No. 5, the terms and conditions of Section 5.6.2 of the Agreement continue to apply to the [***] Program with respect to Compounds that are not [***] or the [***] DC.

c.
Milestone Payments for First Achievement of Sales Milestone Event for [***] DC. GSK will pay to Isis the applicable one-time milestone payments as set forth in Table 4B below after a Licensed [***] Product first achieves the listed events (as set forth in  Table 4B) as a result of sales by or on behalf of GSK, its Affiliates or Sublicensees:

Table 4B
Sales Milestones for each Licensed [***] Product	Milestone Payment
$[***] in worldwide Annual Net Sales	$[***]
$[***] in worldwide Annual Net Sales	$[***]
$[***] in worldwide Annual Net Sales	$[***]
Total Sales Milestone Payments for the [***] DC Program	$[***]

9.
[***] DC Program Royalties.  Solely with respect to the Licensed [***] Products sold by GSK, its Affiliates or Sublicensees, Table 5 set forth in Section 5.9.1 (GSK Patent Royalty) of the Agreement is deleted in its entirety and replaced with Table 5B below:

Table 5B
Worldwide Annual Net Sales of each Licensed [***] Product	Royalty Rate
For the portion up to and including $[***]	[***]%
For the portion above $[***] and up to and including $[***]	[***]%
For the portion above $[***]	[***]%

10.
No Impact on Other Collaboration Programs. Except as otherwise expressly amended by this Amendment No. 5, the Agreement (including Section 5.7.1 and Section 5.9.1 as it applies to Licensed Products under the [***] Program that are not Licensed [***] Products) remains in full force and effect in accordance with its terms. For the avoidance of doubt, this Amendment No. 5 is solely intended to modify certain terms of the Agreement regarding the [***] Program, and does not amend the Agreement in any way with respect to the other Collaboration Programs.

11.
Termination by Isis of Rights to [***] DC.   (a) If GSK, in Isis' reasonable determination, fails to use Commercially Reasonable Efforts under Section 5(a) of this Amendment No.5, Isis will notify GSK and within [***] ([***]) days thereafter, Isis and GSK will meet and confer to discuss and resolve the matter in good faith, and attempt to devise a mutually agreeable plan to address any outstanding issues related to GSK's use of Commercially Reasonable Efforts in Section 5(a).  Following such a meeting, if GSK fails to use Commercially Reasonable Efforts as contemplated by Section 5(a), then subject to Section 11(b) below, Isis will have the right, at its sole discretion, to terminate GSK's rights under this Amendment No. 5 and the Agreement with respect to the [***] DC and the other Research Leads.  In the case of such a termination, the [***] DC and other Research Leads will be excluded from the [***] Program, including GSK's Option and licenses to the [***] Program under Sections 3.1 and Section 4.1 under the Agreement.

(b) This Section 11 and Section 12 below of this Amendment No. 5 set forth Isis' sole and exclusive remedy for GSK's breach of its obligation to use Commercially Reasonable Efforts under Section 5(a) of this Amendment No.5.

12.
Special Consequences for Termination by Isis or Voluntary Termination  by GSK.  In addition to the consequences set forth in Section 9.3.2 of the Agreement (as applicable), in the event of (i) a termination of the Agreement either in its entirety or with respect to the [***] Program by Isis pursuant to Section 9.2.2 or by GSK pursuant to Section 9.2.1, or (ii) a termination by Isis pursuant to Section 11 above of this Amendment No.5, in each case ((i) and (ii)) prior to GSK's exercise of its Option for the [***] Program by GSK or upon the unexercised expiration of GSK's Option for the [***] Program and solely with respect to the [***] DC:

a.
GSK will perform the obligations under Section 4.2.1 of the Agreement , as though such obligations under Section 4.2.1 were obligations owed by GSK to Isis, mutatis mutandis, with respect to the [***] DC, except for such information as is already in Isis' possession at the date of termination;

b.
GSK will, at GSK's election and at its sole cost and expense, either (i) complete any ongoing Clinical Study for the [***] DC or (ii) subject to applicable law and regulatory consents, transfer sponsorship of any ongoing Clinical Study for the [***] DC  to Isis together with the transfer of all of the rights and responsibilities thereunder, except as described in Section 12(c) below;

c.
If as part of terminating the [***] Program GSK terminates a Clinical Study for a [***] DC due to safety reasons as confirmed by GSK's Global Product Safety Board, then GSK cannot elect to complete such Clinical Study under Section 12(b)(i)  above but will: (i) take such action consistent with its internal policies and applicable regulatory requirements to close out such Clinical Study (including, without limitation, notification to the FDA and withdrawal of the IND), and  (ii) provide to Isis all data and information contained within or referenced in the IND and such other data and information within GSK's possession or control generated under the [***] Program (except for such information as is already in Isis' possession at the date of termination or as a result of the technology transfer under Section 12.a. above), at GSK's sole cost and expense. For clarity, in the circumstances described in this Section 12(c), GSK will not be required to transfer the sponsorship of such terminated Clinical Study pursuant to Section 12(b)(ii) above.

d.
If GSK elects to transfer sponsorship to Isis under Section 12(b)(ii) above, the Parties agree to, as soon as practicable following the date of such termination or expiration according to this Section 12, negotiate in good faith a separate agreement to effect such transfer consistent with industry standards under similar circumstances and in accordance with each Party's respective internal policies.

13.
Governing Law; Counterparts.  This Amendment No. 5 and any dispute arising from the performance or breach hereof will be governed by and construed and enforced in accordance with the laws of the State of Delaware, U.S.A., without reference to conflicts of laws principles.  This Amendment No. 5 may be signed in counterparts, each and every one of which will be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Amendment No. 5 from separate computers or printers.  Facsimile signatures and signatures transmitted via PDF will be treated as original signatures.

14.	Definitions. Capitalized terms used in this Amendment No. 5 will have the meaning set forth in Appendix A attached hereto.
* - * - * - *
[Signature page follows]

execution version    Exhibit 10.3

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 5 to be executed by their duly authorized representatives as of the Amendment No. 5 Effective Date.
Isis Pharmaceuticals, Inc.
By: /s/ B. Lynne Parshall
Name: B. Lynne Parshall
Title: Chief Operating Officer
Date: __

Glaxo Group Limited
By: /s/ Paul Williamson
Name: Paul Williamson
Title: Authorised Signatory For and on behalf
Of Edinburgh Pharmaceutical Industries Limited
Corporate Director
Date: __

Glaxosmithkline intellectual property
development limited

By: /s/ Paul Williamson
Name: Paul Williamson
Title: Authorised Signatory For and on behalf
Of Edinburgh Pharmaceutical Industries Limited
Corporate Director
Date: __

execution version    Exhibit 10.3

Appendix A
Defined Terms
Capitalized terms used in this Amendment No. 5 but not otherwise defined herein will have the meanings given in the Agreement. For purposes of this Amendment No. 5, the following capitalized terms will have the following meanings:
a.	"CRO" has the meaning set forth in Section 4.b of this Amendment No. 5.
b.	"[***] DC Development Plan" means the Development plan attached to this Amendment No. 5 as Appendix 1, which may be amended from time to time by the JSC.
c.	"[***] DC" means the Compound designated as the [***] DC under Section 3.c. of this Amendment No. 5.
d.	"[***] DC Selection Criteria" has the meaning set forth in Section 3.c of this Amendment No. 5.
e.	[***]
f.	"[***] Option Deadline" has the meaning set forth in Section 7 of this Amendment No. 5.
g.	"[***] PoC Trial Completion Package" has the meaning set forth in Section 7 of this Amendment No. 5.
h.	"[***] Program" has the meaning set forth in the recitals of this Amendment No. 5.
i.	"[***]" means the compound known as [***] (which is ISIS [***]).
j.	"Licensed [***] Product" means a Licensed Product having the [***] DC as an active ingredient.
k.	"Prioritized Lead" has the meaning set forth in Section 3.b of this Amendment No. 5.
l.	"Prioritized Lead Studies" has the meaning set forth in Section 3.c of this Amendment No. 5.
m.	"Prioritized Lead Data Package" has the meaning set forth in Section 3.c of this Amendment No. 5.
n.	"Research Leads" has the meaning set forth in Section 1 of this Amendment No. 5.

o.	"Research Lead Study" has the meaning set forth in Section 3.a. of this Amendment No. 5.
p.	"Research Lead Data Package" has the meaning set forth in Section 3.b. of this Amendment No. 5.

execution version    Exhibit 10.3

Appendix 1
[***] DC Development Plan
[***]

execution version    Exhibit 10.3

Appendix 2
Isis' Development Candidate Criteria and Activities for [***] DC
[***]

execution version    Exhibit 10.3

Appendix 3
Payment Schedule for [***] DC Development Activities Managed or Conducted by Isis
[***]

Appendix 4
Research Leads
[***]